SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2001
Date of Report
(Date of earliest event reported)

GADZOOX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-26541 (Commission File No.)	77-0308899 (IRS Employer Identification Number)

5850 Hellyer Avenue
San Jose, CA 95138
(Address, including Zip Code, of Principal Executive Offices)

408-360-4950
(Registrant’s Telephone Number, Including Area Code)

      Item 5. Other Events

      On May 29, 2001, Gadzoox Networks, Inc., a Delaware corporation, (“Registrant”) issued a press release (attached hereto as Exhibit 99.1) announcing that it completed a sale of an aggregate of 5,600,000 shares of the Registrant’s common stock.

      Item 7. Financial Statements and Exhibits

      (c) Exhibits.

99.1 Press Release of Registrant dated May 29, 2001.

Exhibit
Number	Description

99.1	Press Release of Registrant dated May 29, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2001	GADZOOX NETWORKS, INC.

	By:	/s/ Michael Parides

Michael Parides President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Registrant dated May 29, 2001.